License Application and Construction Services Agreement

This License Application and Construction Services Agreement ("Agreement") is entered into by and between Iota Communications, Inc. ("Iota") and Iota Spectrum Partners, LP ("Licensee"), effective this 25th day of July, 2019 (the "Effective Date").

RECITALS

WHEREAS, Licensee plans to apply for Federal Communications Commission ("FCC") license(s) from time to time, which licenses shall be listed on the attached Schedule "A" (as may be amended, supplemented or modified from time to time) (the "Licenses"), and wishes to retain Iota to assist with the preparation and submission of such license applications and any associated filings, including application amendments, modifications, waivers, and *de facto* transfer leases; and

WHEREAS, Licensee desires to engage Iota as a service provider to construct the network for the Licenses; operate the network as part of a broader network; manage the regulatory affairs associated with the Licenses; and

WHEREAS, Iota desires to serve as Licensee's service provider and to act as Licensee's exclusive agent with respect to the Licenses for the purposes stated in the preceding paragraph; and

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties mutually agree as follows:

TERMS AND CONDITIONS

1. Term and Termination.

a. Initial Term. This Agreement shall commence on the Effective Date and shall remain in full force and effect for a period of ten (10) years.

b. Optional Extended Terms. Either party may extend the Initial Term of this Agreement for one (1) additional 5-year term by providing written notice of such intent to the other party at least six (6) months prior to the expiration of the Initial Term.

c. Termination. Either party may terminate this Agreement only upon a breach by the other party which remains uncured for a period of thirty (30) days after the non-breaching party provides written notice of such breach to the breaching party. If any breach is not reasonably capable of being cured within thirty (30) days of such notice, then the breaching party shall have a reasonable time to cure such breach, but not more than ninety (90) days in any event unless the non-breaching party expressly consents to such longer period in writing. Upon termination of this Agreement, Iota shall notify the FCC that the lease is no longer in effect.

LICENSE APPLICATION SERVICES

2. Services. Iota will assist Licensee with the preparation and submission of applications for the appropriate authorizations for the FCC Licenses for each of the Economic Area ("EA") markets

US_ACTIVE-146125187

and channels described on Schedule "A" (the "Applications"). Schedule "A" may be amended from time to time to add or delete EA markets and/or channels with the mutual agreement of the parties. Iota will assist Licensee with the submission of the completed Applications to a frequency coordinator ("Frequency Coordinator") certified by the FCC. Iota will assist such Frequency Coordinator and perform any actions on behalf of the Licensee that are necessary for the completion of the frequency coordination process, except for those actions that Licensee is required to perform personally. Upon approval from the Frequency Coordinator of each Application, the Frequency Coordinator then will submit that Application to the FCC's Wireless Telecommunications Bureau. Iota will assist with corresponding with the FCC or FCC Coordinator, as applicable, as necessary throughout the application process to obtain the Licenses related to such Application. The services described in this Section 2 are collectively referred to as the "Services".

3. <u>No Guaranty</u>. The parties understand that there is no assurance that the Frequency Coordinator will be able to successfully coordinate and approve any Application. Furthermore, the parties understand that there is no assurance that the FCC will approve any Application for any of the Licenses or Leases or any amendment, modification application, or waiver request related thereto. The failure of the FCC to grant any Application to Licensee shall not constitute an event of default for either Licensee or Iota under this Agreement.

4. <u>Alternative Channels; Refunds</u>. If the Frequency Coordinator or the FCC denies an Application included in the Services for any reason other than the negligence, gross negligence, willful misconduct, breach of this Agreement, misrepresentation, or personal disqualification of Licensee, then Iota will, at its option: (a) assist the Licensee in re-filing the Application in (1) the same EA market for different frequencies, or (2) another EA market or markets with approximately the same or greater total MHz/Pops, for the same or different frequencies, at no additional cost to Licensee; or (b) refund one hundred percent (100%) of the total Contract Price (as listed on Schedule "A", attached hereto) attributable to such denied Application.

Upon the completion of construction of the networks for the applicable License(s), which shall be established as the date on which the FCC accepts Iota's notification that it has met the construction benchmark for such License(s), one hundred percent (100%) of the Contract Price attributable to those Licenses shall be deemed earned and not refundable.

5. <u>Licensee Cooperation</u>. Licensee agrees to from time to time and as requested by Iota timely provide to Iota or the Frequency Coordinator, as requested, complete and accurate information to ensure that the Applications are prepared and processed accurately and as expeditiously as possible. Licensee shall immediately notify Iota of any requests for information issued by the FCC with regard to the License(s) and Lease(s), and shall comply with any such requests if required to personally do so. Iota shall not be liable to Licensee for any inaccuracies or incomplete information on any Application that results from the Licensee's failure to provide Iota with complete and accurate information.

CONSTRUCTION AND MANAGEMENT

6. Construction and Network Hosting Services. Licensee acknowledges that for any Licenses granted by the FCC, FCC rules and regulations generally require construction of applicable facilities within twelve (12) months after grant of the applicable License unless a waiver

or other extension of the construction deadline is obtained. If this or other conditions of the Licenses are unfulfilled, the FCC may revoke any granted License(s). In order to meet the FCC's construction requirements, Iota shall provide the following services to construct the networks for the Licenses:

a. Iota will acquire equipment to be used to send and receive signals over the frequencies covered by the Licenses ("Base Stations"). The Base Stations may be existing equipment that is shared by other Iota clients or may belong to third parties. In the case of third-party equipment, Iota will secure rights to use the equipment during the term of this Agreement or acquire replacement Base Stations if third-party equipment becomes unavailable.

b. Iota will secure locations for the Base Stations under the Licenses to serve the licensed coverage areas. Iota will construct facilities or lease space on existing facilities suitable for installing the Base Stations ("Towers").

c. Iota will install the Base Stations on the Towers within the time frame required to test the Base Stations and certify construction of the Licenses with the FCC. If waivers are necessary to complete construction, Iota shall be responsible for applying for such waivers on behalf of Licensee.

d. Iota will connect the Base Stations to sufficient numbers of eligible transceivers ("Remote Stations") to meet construction requirements.

e. Iota will maintain a network of Towers that allows the Base Stations to communicate with Remote Stations and other transmitters and receivers on an ongoing basis using the frequencies assigned to the Licenses ("Network"). At a minimum, the Network shall operate at sufficient intervals to maintain the Licenses in good standing with the FCC.

7. **Independent Contractor; Power of Attorney.**

a. Licensee hereby acknowledges that Iota is acting as an independent contractor and not an employee of Licensee. Nothing in this Agreement shall be construed to create a partnership, joint venture or employer-employee relationship. Iota is not authorized to make any contract or commitment on behalf of Licensee. The parties agree: (i) Iota will not be obliged to perform work solely for Licensee; (ii) Licensee will not pay Iota or its employees a salary or hourly wage; (iii) Licensee will not dictate the hours during which Iota will perform under this Agreement or in any way dictate the manner in which Iota performs its services; and (iv) the parties will maintain separate business operations.

b. In order to enable Iota to make minor or major modifications to the Licenses during the term of this Agreement, Iota will be required to have power of attorney with respect to the Licenses. Licensee hereby appoints Iota to act in the name and place of Licensee, and as the true and lawful agent for Licensee, with respect to any matters before the FCC related to the Licenses. The authority granted herein specifically permits Iota to add sites to or remove sites from the Licenses, including granting waivers to other Iota clients requiring such waivers to modify their licenses.

8. **Fees.** Iota shall be paid for its performance under this Agreement the amounts shown as the Contract Price for each License on Schedule "A". No services will be performed by Iota until it receives the Contract Price for each particular License.

9. **Representations and Warranties of Licensee.** In the event that Iota has not been retained to acquire the Licenses for Licensee, Licensee represents and warrants that Licensee is either: (a) the legal and rightful owner of the Licenses; or (b) the legal and rightful party to an agreement with a service provider to apply for the Licenses. Licensee represents and warrants that Licensee is legally eligible to be a licensee for the Licenses per applicable FCC rules and regulations, and that Licensee will maintain such eligibility throughout the term of this Agreement.

10. **Representations and Warranties of Iota.** Iota is a valid legal entity and is not prohibited in any way from entering into this Agreement and performing services hereunder.

11. **Compliance with FCC Rules.** The parties agree to abide by all applicable FCC rules and regulations governing the Licenses and Leases and any transactions contemplated by this Agreement. To the extent the performance of any terms of this Agreement would result in a violation of any FCC rules or regulations, such terms shall be deemed to be modified or restricted to the extent necessary to make such provision valid, legal and enforceable. In the event such term or any portion thereof cannot be so modified or restricted, such term or portion thereof shall be deemed to have been excised from this Agreement and the validity, legality and enforceability of the remainder of this Agreement shall not be affected or impaired in any manner. The parties understand that the grant of the Applications may require the waiver of certain FCC rules.

12. **Iota's Duties.** Iota shall use commercially reasonable efforts to obtain value for the Licenses through operating its network and pursuing appropriate partnerships. **Licensee acknowledges that Iota is not a fiduciary of Licensee and owes Licensee no fiduciary duties.**

Initial: __________

13. **Licensee's Duties.** Licensee shall promptly respond to any Iota or FCC request for information relating to the Licenses or Leases.

14. **Default; Remedies.** Subject to the provisions of Section 15.i. hereof, if a party breaches any term of this Agreement, the non-breaching party may provide a written notice of default in accordance with the notice provisions in Section 15.d. of this Agreement. A party may bring an action for breach of this Agreement only after the breach remains uncured for a period of thirty (30) days after the non-breaching party provides written notice of such breach. If any breach is not reasonably capable of being cured within thirty (30) days of such notice but is capable of being cured over a longer period, then the breaching party shall have a reasonable time to cure such breach, but no more than ninety (90) days in any event unless the non-breaching party expressly consents to such longer period in writing. Licensee agrees that any breach of this Agreement by Licensee may result in irreparable and continuing damage to Iota for which there may be no adequate remedy at law. Iota will therefore be entitled to obtain injunctive relief in addition to such other and further relief as may be available to Iota.

15. **General Terms and Conditions.**

a. Confidentiality. Licensee agrees that, without Iota's prior written consent, Licensee shall not disclose, use or make available any confidential information provided by Iota to Licensee, except (i) as required by any governmental authority, (ii) as required by Licensee in connection with any capital raise, or (iii) as required by Licensee in connection with a sale of the Licenses. The foregoing provision shall survive any expiration or termination of this Agreement. The term "confidential information" shall include customer lists or identification, trade secrets, processes, product formulations, developments and designs, business and trade practices, sales or distribution methods and techniques, marketing plans and research, regulatory agreements and business strategies, and other confidential information pertaining to Iota's business or financial affairs which may or may not be patentable, which are developed by Iota at considerable time and expense, and which could be unfairly utilized in competition with Iota. Iota may mark any such confidential information as "Confidential" or "Proprietary", but need not do so to have this provision apply to such information. Upon termination of this Agreement, Licensee shall deliver to Iota all materials that include confidential information, such as customer lists, marketing materials, business plans, product formulations, instruction sheets, drawings, manuals, letters, notes, notebooks, books, reports, and copies thereof, and all other materials of a confidential nature which belong to or relate to the business of Iota whether provided to, or created by, Licensee.

b. Indemnification. Licensee agrees to indemnify, defend and hold harmless Iota, its members, officers, directors, employees, contractors, and their respective successors and assigns (each, an "Indemnitee"), from and against any and all losses, claims, actions, expenses, damages or liabilities, including reasonable attorneys' fees and expenses ("Losses"), arising out of or in connection with the performance of this Agreement, except to the extent such Losses are due to the gross negligence or willful misconduct of Indemnitee.

c. Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect thereto. This Agreement supersedes any and all prior or contemporaneous agreements, either oral or written, between the parties hereto with respect to the subject matter hereof.

d. Notices. Any notices, consents, demands, requests, approvals and other communications to be given under this Agreement by either party to the other shall be deemed to have been duly given if given in writing and personally delivered, sent by facsimile, or sent by mail, registered or certified, postage prepaid with return receipt requested, or by recognized next day delivery service, addressed to the relevant party at the address set forth below (or at such other address as a party may designate by written notice in accordance with this Section 15):

To Iota:

Iota Communications, Inc.
Attn: Terrence DeFranco
2111 E. Highland Ave., Suite 305
Phoenix, Arizona 85016
(602) 224-1099 (Fax)
TMDeFranco@iotacommunications.com

To Licensee:

Iota Spectrum Partners, LP
Attn: Rob Somers
2111 E. Highland Ave., Suite 305
Phoenix, Arizona 85016
(602) 224-1099 (Fax)
RSomers@iotacommunications.com

Notices delivered personally and sent by facsimile shall be deemed communicated as of actual receipt, and mailed notices shall be deemed communicated as of three (3) days after mailing. Notices may be sent via e-mail provided that the recipient confirms receipt via a personally drafted reply e-mail or written notice. Such e-mailed notices shall be deemed communicated as of the date of the e-mail or written notice confirming receipt.

e. Amendments. No change, amendment or modification of this Agreement shall be valid or binding upon the parties hereto, nor shall any waiver of any term or condition in the future be so binding, unless such change, amendment, modification or waiver shall be in writing and signed by each party hereto.

f. Severability. It is intended that all provisions of this Agreement be interpreted and construed in a manner making such provisions valid, legal and enforceable. In the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal or unenforceable in any judicial proceeding, such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, legal and enforceable. In the event such provision or any portion thereof cannot be so modified or restricted, such provision or portion thereof shall be deemed to have been excised from this Agreement and the validity, legality and enforceability of the remainder of this Agreement shall not be affected or impaired in any manner. If the modification, restriction or excising of any term of this Agreement pursuant to this subsection materially alters the intent of the parties or the relative economic benefits of the parties, the materially affected party shall have the right to terminate this Agreement.

g. Survival. All indemnities and reimbursement obligations made hereunder shall survive the termination or expiration of this Agreement until expiration of the longest applicable statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be. All obligations for payments of money shall survive the termination or expiration of this Agreement.

h. Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Arizona without regard to the conflict of law provisions thereof. The state and federal courts located in Maricopa County, Arizona will have sole and exclusive jurisdiction over any disputes arising hereunder, and Licensee hereby expressly consents to the personal jurisdiction of and venue in such courts.

i. Alternative Dispute Resolution. In the event any dispute arises over the interpretation of this Agreement or any party's performance hereunder, the parties agree to first attempt to resolve such dispute in good faith through the use of a private mediator. The parties shall jointly select such mediator and shall be equally liable to share the costs of such mediator. The mediation shall take place as soon as reasonably practical, at such time and place as mutually

agreed upon by the parties. Absent mutual agreement as to location, the place for the mediation shall be determined by the mediator and shall be within ten (10) miles of Iota's main offices at the time of the mediation.

j. No Third-Party Beneficiaries. Nothing contained in this Agreement is intended to, or shall, confer upon any person other than the parties hereto any rights or remedies hereunder, except for Indemnitees, which shall be express third party beneficiaries of this Agreement.

k. Waiver. No waiver by either party of any breach of this Agreement will be a waiver of any other breach, whether preceding or succeeding the waived breach. No waiver by either party of any right under this Agreement will be construed as a waiver of any other right. Neither party will be required to give notice to enforce strict adherence to all terms of this Agreement.

l. Assignment. This Agreement may not be assigned, in whole or in part, by Licensee without Iota's prior written consent, which consent shall not be unreasonably withheld. Any purported assignment made without Iota's prior written consent will, at Iota's option, be void and of no effect. Iota shall have the right to assign this Agreement to its successors or assigns or to any of its subsidiaries or affiliated companies. The terms "successors" and "assigns" shall include but not be limited to any person, corporation, partnership or other entity that buys all or substantially all of Iota's assets or all of its capital stock, or with which Iota merges or consolidates.

m. Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, and if Iota is the prevailing party in such action, then Iota shall be entitled to recover its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

n. Force Majeure. Neither party shall be liable or deemed to be in default for a delay in or failure of performance of its obligations that results from any of the following causes beyond the reasonable control of such party: strikes, work stoppages, shortages of equipment, supplies or energy, war, terrorism, insurrection, acts of God or the public enemy, or governmental action (whether in its sovereign or contractual capacity). Any delay resulting from any such cause shall extend performance accordingly or excuse performance, in whole or in part, for such time as may be reasonable; provided, however, that (i) such causes shall not excuse payment of any amounts due or owed at the time of such occurrence or thereafter, and (ii) the party asserting any such cause shall promptly commence and diligently pursue action to remedy its inability or failure to perform hereunder. Any party asserting this subsection shall promptly notify the other party of the occurrence and nature of any such cause and thereafter regularly shall inform the other party of the progress of actions to remedy its inability or failure to perform hereunder.

o. Limitation of Liability. THE PARTIES AGREE THAT IT IS IMPOSSIBLE TO DETERMINE WITH ANY REASONABLE ACCURACY THE AMOUNT OF DAMAGES TO LICENSEE UPON THE BREACH OF IOTA'S OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, THE PARTIES AGREE THAT LICENSEE'S SOLE REMEDY FOR MATERIAL BREACH OF IOTA'S OBLIGATIONS UNDER THIS AGREEMENT WILL BE LIQUIDATED DAMAGES IN THE AMOUNT OF THE CONTRACT PRICE PAID BY LICENSEE TO IOTA PLUS TEN DOLLARS ($10.00). LICENSEE HEREBY WAIVES ALL OTHER CLAIMS FOR DAMAGES OF ANY KIND AGAINST IOTA, ITS MEMBERS, MANAGERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES,

CONTRACTORS, AGENTS, REPRESENTATIVES OR AFFILIATES, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS OR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION LOST PROFITS), INCLUDING ATTORNEYS' FEES, REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE. LICENSEE AND IOTA AGREE THAT THE LIQUIDATED DAMAGES SET FORTH ABOVE ARE REASONABLE AND NOT A PENALTY BASED ON THE FACTS AND CIRCUMSTANCES OF THE PARTIES AT THE TIME OF ENTERING INTO THIS AGREEMENT WITH DUE REGARD TO FUTURE EXPECTATIONS.

Initial: _________

p. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party by facsimile or electronic PDF transmission of a copy of this Agreement bearing the signature of the party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

IOTA:

IOTA COMMUNICATIONS, INC.

By: ________________________

Name: Terrence M. DeFranco
Its: CEO

LICENSEE:

IOTA SPECTRUM PARTNERS, LP

By: IOTA SPECTRUM HOLDINGS, LLC, its General Partner

By: Rob Somers

Name: Rob Somers
Its: General Manager

Schedule "A"

Licenses Covered By This Agreement

As of July 25, 2019

No.	Licensee	Call Sign	BEA	MHz/POPs	Grant Date	Exp Date	Contract Price
1	Iota Spectrum Partners, LP	WQSF853	172 - Honolulu HI	136,030	9/16/2013	9/16/2023	$0.00
2	Iota Spectrum Partners, LP	WQSH250	115 - Rapid City SD-MT-NE-ND	46,017	9/19/2013	9/19/2023	$0.00
3	Iota Spectrum Partners, LP	WQTI690	172 - Honolulu HI	272,060	2/11/2014	2/11/2024	$0.00
4	Iota Spectrum Partners, LP	WQTI691	103 - Cedar Rapids IA	85,376	2/11/2014	2/11/2024	$0.00
5	Iota Spectrum Partners, LP	WQTI692	103 - Cedar Rapids IA	42,688	2/11/2014	2/11/2024	$0.00
6	Iota Spectrum Partners, LP	WQTI693	117 - Sioux City IA-NE-SD	63,002	2/11/2014	2/11/2024	$0.00
7	Iota Spectrum Partners, LP	WQTI695	106 - Rochester MN-IA-WI	51,257	2/11/2014	2/11/2024	$0.00
8	Iota Spectrum Partners, LP	WQTI696	106 - Rochester MN-IA-WI	85,428	2/11/2014	2/11/2024	$0.00
9	Iota Spectrum Partners, LP	WQTI697	105 - La Crosse WI-MN	38,606	2/11/2014	2/11/2024	$0.00
10	Iota Spectrum Partners, LP	WQTI699	105 - La Crosse WI-MN	64,344	2/11/2014	2/11/2024	$0.00
11	Iota Spectrum Partners, LP	WQTI700	110 - Grand Forks ND-MN	44,514	2/11/2014	2/11/2024	$0.00
12	Iota Spectrum Partners, LP	WQTI702	110 - Grand Forks ND-MN	55,643	2/11/2014	2/11/2024	$0.00
13	Iota Spectrum Partners, LP	WQTI704	120 - Grand Island NE	57,585	2/11/2014	2/11/2024	$0.00
14	Iota Spectrum Partners, LP	WQTI705	121 - North Platte NE-CO	12,318	2/11/2014	2/11/2024	$0.00
15	Iota Spectrum Partners, LP	WQTI706	121 - North Platte NE-CO	15,398	2/11/2014	2/11/2024	$0.00
16	Iota Spectrum Partners, LP	WQTI707	142 - Scottsbluff NE-WY	36,628	2/11/2014	2/11/2024	$0.00
17	Iota Spectrum Partners, LP	WQTI708	142 - Scottsbluff NE-WY	22,893	2/11/2014	2/11/2024	$0.00
18	Iota Spectrum Partners, LP	WQTI710	112 - Bismarck ND-MT-SD	37,392	2/11/2014	2/11/2024	$0.00
19	Iota Spectrum Partners, LP	WQTI711	113 - Fargo-Moorhead ND-MN	80,055	2/11/2014	2/11/2024	$0.00
20	Iota Spectrum Partners, LP	WQTI712	113 - Fargo-Moorhead ND-MN	100,069	2/11/2014	2/11/2024	$0.00
21	Iota Spectrum Partners, LP	WQTI713	114 - Aberdeen SD	15,908	2/11/2014	2/11/2024	$0.00
22	Iota Spectrum Partners, LP	WQTI716	115 - Rapid City SD-MT-NE-ND	46,017	2/11/2014	2/11/2024	$0.00
23	Iota Spectrum Partners, LP	WQTI717	115 - Rapid City SD-MT-NE-ND	46,017	2/11/2014	2/11/2024	$0.00

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24	Iota Spectrum Partners, LP	WQTI718	115 - Rapid City SD-MT-NE-ND	57,522	2/11/2014	2/11/2024	$0.00
25	Iota Spectrum Partners, LP	WQTI719	116 - Sioux Falls SD-IA-MN-NE	139,662	2/11/2014	2/11/2024	$0.00
26	Iota Spectrum Partners, LP	WQTI721	116 - Sioux Falls SD-IA-MN-NE	391,053	2/11/2014	2/11/2024	$0.00
27	Iota Spectrum Partners, LP	WQTI722	171 - Anchorage AK	177,559	2/11/2014	2/11/2024	$0.00
28	Iota Spectrum Partners, LP	WQTI723	171 - Anchorage AK	177,559	2/11/2014	2/11/2024	$0.00
29	Iota Spectrum Partners, LP	WQTI724	171 - Anchorage AK	248,582	2/11/2014	2/11/2024	$0.00
30	Iota Spectrum Partners, LP	WQTI726	143 - Casper WY-ID-UT	163,729	2/11/2014	2/11/2024	$0.00
31	Iota Spectrum Partners, LP	WQTI727	172 - Honolulu HI	204,045	2/11/2014	2/11/2024	$0.00
32	Iota Spectrum Partners, LP	WQTI728	100 - Des Moines IA-IL-MO	263,253	2/11/2014	2/11/2024	$0.00
33	Iota Spectrum Partners, LP	WQTI733	107 - Minneapolis- St Paul MN-WI-IA	1,468,617	2/11/2014	2/11/2024	$0.00
34	Iota Spectrum Partners, LP	WQTI734	141 - Denver-Boulder CO-KS-NE	1,405,561	2/11/2014	2/11/2024	$0.00
35	Iota Spectrum Partners, LP	WQTI735	141 - Denver-Boulder CO-KS-NE	468,520	2/11/2014	2/11/2024	$0.00
36	Iota Spectrum Partners, LP	WQTI736	152 - Salt Lake City-Ogden UT-ID	255,813	2/11/2014	2/11/2024	$0.00
37	Iota Spectrum Partners, LP	WQTI737	117 - Sioux City IA-NE-SD	25,201	2/11/2014	2/11/2024	$0.00
38	Iota Spectrum Partners, LP	WQTI738	120 - Grand Island NE	71,982	2/11/2014	2/11/2024	$0.00
39	Iota Spectrum Partners, LP	WQTI741	121 - North Platte NE-CO	24,637	2/11/2014	2/11/2024	$0.00
40	Iota Spectrum Partners, LP	WQTI742	112 - Bismarck ND-MT-SD	46,741	2/11/2014	2/11/2024	$0.00
41	Iota Spectrum Partners, LP	WQTI743	107 - Minneapolis- St Paul MN-WI-IA	1,223,848	2/11/2014	2/11/2024	$0.00
42	Iota Spectrum Partners, LP	WQTL806	114 - Aberdeen SD	15,908	2/28/2014	2/28/2024	$0.00
43	Iota Spectrum Partners, LP	WQTL806	115 - Rapid City SD-MT-NE-ND	138,052	2/28/2014	2/28/2024	$0.00
44	Iota Spectrum Partners, LP	WQTL806	116 - Sioux Falls SD-IA-MN-NE	55,865	2/28/2014	2/28/2024	$0.00
45	Iota Spectrum Partners, LP	WQTL808	118 - Omaha NE-IA-MO	226,154	2/28/2014	2/28/2024	$0.00
46	Iota Spectrum Partners, LP	WQTL808	119 - Lincoln NE	82,068	2/28/2014	2/28/2024	$0.00
47	Iota Spectrum Partners, LP	WQTL808	120 - Grand Island NE	172,756	2/28/2014	2/28/2024	$0.00
48	Iota Spectrum Partners, LP	WQTL808	121 - North Platte NE-CO	36,955	2/28/2014	2/28/2024	$0.00
49	Iota Spectrum Partners, LP	WQTL808	142 - Scottsbluff NE-WY	54,943	2/28/2014	2/28/2024	$0.00
50	Iota Spectrum Partners, LP	WQTN282	105 - La Crosse WI-MN	77,213	3/10/2014	3/10/2024	$0.00
51	Iota Spectrum Partners, LP	WQTN282	106 - Rochester MN-IA-WI	136,684	3/10/2014	3/10/2024	$0.00
52	Iota Spectrum Partners, LP	WQTP273	143 - Casper WY-ID-UT	280,678	3/17/2014	3/17/2024	$0.00
53	Iota Spectrum Partners, LP	WQTV655	110 - Grand Forks ND-MN	66,771	4/22/2014	4/22/2024	$0.00

54	Iota Spectrum Partners, LP	WQTV655	112 - Bismarck ND-MT-SD	93,481	4/22/2014	4/22/2024	$0.00
55	Iota Spectrum Partners, LP	WQTV655	113 - Fargo-Moorhead ND-MN	240,164	4/22/2014	4/22/2024	$0.00
56	Iota Spectrum Partners, LP	WQUA517	119 - Lincoln NE	102,585	5/20/2014	5/20/2024	$0.00
57	Iota Spectrum Partners, LP	WQUA518	119 - Lincoln NE	287,237	5/20/2014	5/20/2024	$0.00
58	Iota Spectrum Partners, LP	WQUW386	107 - Minneapolis- St Paul MN-WI-IA	244,770	10/30/2014	10/30/2024	$0.00
59	Iota Spectrum Partners, LP	WQVN572	102 - Davenport-Moline-Rock Island IA-IL	167,981	4/7/2015	4/7/2025	$0.00
60	Iota Spectrum Partners, LP	WQVN577	102 - Davenport-Moline-Rock Island IA-IL	55,994	4/7/2015	4/7/2025	$0.00
61	Iota Spectrum Partners, LP	WQVP593	150 - Boise City ID-OR	145,799	4/8/2015	4/8/2025	$0.00
62	Iota Spectrum Partners, LP	WQVP603	150 - Boise City ID-OR	145,799	4/8/2015	4/8/2025	$0.00
63	Iota Spectrum Partners, LP	WQVP810	96 - St. Louis MO-IL	738,053	4/10/2015	4/10/2025	$0.00
64	Iota Spectrum Partners, LP	WQVP820	98 - Columbia MO	162,540	4/10/2015	4/10/2025	$0.00
65	Iota Spectrum Partners, LP	WQVP831	122 - Wichita KS-OK	302,505	4/10/2015	4/10/2025	$0.00
66	Iota Spectrum Partners, LP	WQVP836	122 - Wichita KS-OK	484,007	4/10/2015	4/10/2025	$0.00
67	Iota Spectrum Partners, LP	WQVP840	5 - Albany-Schenectady-Troy NY	244,508	4/10/2015	4/10/2025	$0.00
68	Iota Spectrum Partners, LP	WQVP847	5 - Albany-Schenectady-Troy NY	550,144	4/10/2015	4/10/2025	$0.00
69	Iota Spectrum Partners, LP	WQVP943	48 - Charleston WV-KY-OH	297,956	4/13/2015	4/13/2025	$0.00
70	Iota Spectrum Partners, LP	WQVP969	48 - Charleston WV-KY-OH	595,911	4/13/2015	4/13/2025	$0.00
71	Iota Spectrum Partners, LP	WQVP987	52 - Wheeling WV-OH	62,567	4/13/2015	4/13/2025	$0.00
72	Iota Spectrum Partners, LP	WQVQ203	52 - Wheeling WV-OH	62,567	4/13/2015	4/13/2025	$0.00
73	Iota Spectrum Partners, LP	WQVQ223	70 - Louisville KY-IN	623,111	4/13/2015	4/13/2025	$0.00
74	Iota Spectrum Partners, LP	WQVQ240	49 - Cincinnati-Hamilton OH-KY-IN	347,268	4/13/2015	4/13/2025	$0.00
75	Iota Spectrum Partners, LP	WQVQ243	49 - Cincinnati-Hamilton OH-KY-IN	347,268	4/13/2015	4/13/2025	$0.00
76	Iota Spectrum Partners, LP	WQVQ411	47 - Lexington KY-TN-VA-WV	96,824	4/14/2015	4/14/2025	$0.00
77	Iota Spectrum Partners, LP	WQVQ582	94 - Springfield MO	197,486	4/15/2015	4/15/2025	$0.00
78	Iota Spectrum Partners, LP	WQVQ591	94 - Springfield MO	493,716	4/15/2015	4/15/2025	$0.00
79	Iota Spectrum Partners, LP	WQVQ999	99 - Kansas City MO-KS	1,750,622	4/20/2015	4/20/2025	$0.00
80	Iota Spectrum Partners, LP	WQVR230	123 - Topeka KS	47,632	4/20/2015	4/20/2025	$0.00
81	Iota Spectrum Partners, LP	WQVR234	123 - Topeka KS	214,345	4/20/2015	4/20/2025	$0.00

82	Iota Spectrum Partners, LP	WQVR411	144 - Billings MT-WY	180,816	4/21/2015	4/21/2025	$0.00
83	Iota Spectrum Partners, LP	WQVR416	144 - Billings MT-WY	135,612	4/21/2015	4/21/2025	$0.00
84	Iota Spectrum Partners, LP	WQVR418	144 - Billings MT-WY	113,010	4/21/2015	4/21/2025	$0.00
85	Iota Spectrum Partners, LP	WQVR442	145 - Great Falls MT	32,997	4/21/2015	4/21/2025	$0.00
86	Iota Spectrum Partners, LP	WQVR445	145 - Great Falls MT	41,246	4/21/2015	4/21/2025	$0.00
87	Iota Spectrum Partners, LP	WQVR454	146 - Missoula MT	179,108	4/21/2015	4/21/2025	$0.00
88	Iota Spectrum Partners, LP	WQVR463	146 - Missoula MT	111,943	4/21/2015	4/21/2025	$0.00
89	Iota Spectrum Partners, LP	WQVR472	148 - Idaho Falls ID-WY	73,011	4/21/2015	4/21/2025	$0.00
90	Iota Spectrum Partners, LP	WQVR481	148 - Idaho Falls ID-WY	91,264	4/21/2015	4/21/2025	$0.00
91	Iota Spectrum Partners, LP	WQVR572	149 - Twin Falls ID	46,448	4/22/2015	4/22/2025	$0.00
92	Iota Spectrum Partners, LP	WQVR598	149 - Twin Falls ID	46,448	4/22/2015	4/22/2025	$0.00
93	Iota Spectrum Partners, LP	WQVS945	35 - Tallahassee FL-GA	200,411	5/4/2015	5/4/2025	$0.00
94	Iota Spectrum Partners, LP	WQVT458	172 - Honolulu HI	340,075	5/6/2015	5/6/2025	$0.00
95	Iota Spectrum Partners, LP	WQVU265	109 - Duluth-Superior MN-WI	70,836	5/8/2015	5/8/2025	$0.00
96	Iota Spectrum Partners, LP	WQVU272	109 - Duluth-Superior MN-WI	88,546	5/8/2015	5/8/2025	$0.00
97	Iota Spectrum Partners, LP	WQVV235	25 - Wilmington NC-SC	896,729	5/18/2015	5/18/2025	$0.00
98	Iota Spectrum Partners, LP	WQVV236	20 - Norfolk-Virginia Beach-Newport News VA-NC	1,009,729	5/18/2015	5/18/2025	$0.00
99	Iota Spectrum Partners, LP	WQVV421	93 - Joplin MO-KS-OK	56,101	5/19/2015	5/19/2025	$0.00
100	Iota Spectrum Partners, LP	WQVV440	71 - Nashville TN-KY	428,444	5/19/2015	5/19/2025	$0.00
101	Iota Spectrum Partners, LP	WQVV482	202 - Palm Beach FL	1,351,153	5/19/2015	5/19/2025	$0.00
102	Iota Spectrum Partners, LP	WQVV655	77 - Jackson MS-AL-LA	148,481	5/20/2015	5/20/2025	$0.00
103	Iota Spectrum Partners, LP	WQVW368	47 - Lexington KY-TN-VA-WV	871,419	5/27/2015	5/27/2025	$0.00
104	Iota Spectrum Partners, LP	WQVW541	94 - Springfield MO	246,858	5/29/2015	5/29/2025	$0.00
105	Iota Spectrum Partners, LP	WQVW729	93 - Joplin MO-KS-OK	56,101	6/1/2015	6/1/2025	$0.00
106	Iota Spectrum Partners, LP	WQVW746	72 - Paducah KY-IL	57,731	6/1/2015	6/1/2025	$0.00
107	Iota Spectrum Partners, LP	WQVW754	72 - Paducah KY-IL	46,185	6/1/2015	6/1/2025	$0.00
108	Iota Spectrum Partners, LP	WQVX801	96 - St. Louis MO-IL	2,398,671	6/10/2015	6/10/2025	$0.00
109	Iota Spectrum Partners, LP	WQVY406	29 - Jacksonville FL-GA	110,851	6/15/2015	6/15/2025	$0.00
110	Iota Spectrum Partners, LP	WQVZ237	44 - Knoxville TN	55,306	6/19/2015	6/19/2025	$0.00

111	Iota Spectrum Partners, LP	WQWE308	228 - Mason City IA	351,004	7/29/2015	7/29/2025	$0.00
112	Iota Spectrum Partners, LP	WQWG907	6 - Syracuse NY-PA (249 - Utica, NY)	768,920	8/19/2015	8/19/2025	$0.00
113	Iota Spectrum Partners, LP	WQXQ539	52 - Wheeling WV-OH	109,493	5/10/2016	5/10/2026	$0.00
114	Iota Spectrum Partners, LP	WQXQ588	114 - Aberdeen SD	31,816	5/10/2016	5/10/2026	$0.00
115	Iota Spectrum Partners, LP	WQXQ589	117 - Sioux City IA-NE-SD	37,801	5/10/2016	5/10/2026	$0.00
116	Iota Spectrum Partners, LP	WQXQ590	120 - Grand Island NE	71,982	5/10/2016	5/10/2026	$0.00
117	Iota Spectrum Partners, LP	WQXQ591	142 - Scottsbluff NE-WY	18,314	5/10/2016	5/10/2026	$0.00
118	Iota Spectrum Partners, LP	WQXQ838	149 - Twin Falls ID	37,158	5/17/2016	5/17/2026	$0.00
119	Iota Spectrum Partners, LP	WQXU859	75 - Tupelo	285,197	6/15/2016	6/15/2026	$0.00
120	Iota Spectrum Partners, LP	WQXW568	40 - Atlanta	334,530	6/28/2016	6/28/2026	$0.00
121	Iota Spectrum Partners, LP	WQYC286	208 - Myrtle Beach SC	18,126	8/15/2016	8/15/2026	$0.00
122	Iota Spectrum Partners, LP	WQYJ378	107 - Minneapolis- St Paul MN-WI-IA	4,895,391	10/17/2016	10/17/2026	$0.00
123	Iota Spectrum Partners, LP	WRAS326	125 - Oklahoma City OK	376,417	2/13/2018	2/13/2028	$0.00
124	Iota Spectrum Partners, LP	WRAS343	164 - Sacramento-Yolo CA	2,722,415	2/13/2018	2/13/2028	$0.00
125	Iota Spectrum Partners, LP	WRAS362	32 - Fort Myers-Cape Coral FL	470,137	2/13/2018	2/13/2028	$0.00
126	Iota Spectrum Partners, LP	WRAS368	30 - Orlando FL	228,127	2/13/2018	2/13/2028	$0.00
127	Iota Spectrum Partners, LP	WRAS376	163 - San Fran.-Oakland-San Jose CA	1,877,420	2/13/2018	2/13/2028	$0.00
128	Iota Spectrum Partners, LP	WRAS380	41 - Greenville-Spartanburg SC-NC	208,922	2/13/2018	2/13/2028	$0.00
129	Iota Spectrum Partners, LP	WRAS433	122 - Wichita KS-OK	605,009	2/14/2018	2/14/2028	$0.00
130	Iota Spectrum Partners, LP	WRAS435	124 - Tulsa OK-KS	443,450	2/14/2018	2/14/2028	$0.00
131	Iota Spectrum Partners, LP	WRAS436	80 - Mobile	72,496	2/14/2018	2/14/2028	$0.00
132	Iota Spectrum Partners, LP	WRAS437	21 - Greenville	465,403	2/14/2018	2/14/2028	$0.00
133	Iota Spectrum Partners, LP	WRAS466	81 - Pensacola	34,243	2/14/2018	2/14/2028	$0.00
134	Iota Spectrum Partners, LP	WRAT503	151 - Reno, NV	275,275	2/26/2018	2/26/2028	$0.00
135	Iota Spectrum Partners, LP	WRAT920	86 - Lake Charles, LA	250,127	3/1/2018	3/1/2028	$0.00
136	Iota Spectrum Partners, LP	WRAT921	22 - Fayetteville	285,949	3/1/2018	3/1/2028	$0.00
137	Iota Spectrum Partners, LP	WRAX240	33 - Sarasota-Bradenton FL	224,280	3/30/2018	3/30/2028	$0.00
138	Iota Spectrum Partners, LP	WRAX309	36 - Dothan	71,679	4/2/2018	4/2/2028	$0.00
139	Iota Spectrum Partners, LP	WRAX384	74 - Huntsville AL-TN	110,541	4/3/2018	4/3/2028	$0.00
140	Iota Spectrum Partners, LP	WRCR756	124 - Tulsa OK-KS	812,991	12/17/2018	12/17/2028	$0.00

141	Iota Spectrum Partners, LP	WRCR757	70 - Louisville KY-IN	155,778	12/17/2018	12/17/2028	$0.00
142	Iota Spectrum Partners, LP	WRCR760	20 - Norfolk-Virginia Beach-Newport News VA-NC	183,587	12/17/2018	12/17/2028	$0.00
143	Iota Spectrum Partners, LP	WRCR762	125 - Oklahoma City OK	282,313	12/17/2018	12/17/2028	$0.00
144	Iota Spectrum Partners, LP	WRCR765	47 - Lexington KY-TN-VA-WV	290,473	12/17/2018	12/17/2028	$0.00
145	Iota Spectrum Partners, LP	WRCR768	73 - Memphis TN-AR-MS-KY	200,122	12/17/2018	12/17/2028	$0.00
146	Iota Spectrum Partners, LP	WRCR774	29 - Jacksonville FL-GA	997,656	12/17/2018	12/17/2028	$0.00
147	Iota Spectrum Partners, LP	WRCR777	19 - Raleigh	923,019	12/17/2018	12/17/2028	$0.00
148	Iota Spectrum Partners, LP	WRCR780	202 - Palm Beach FL	122,832	12/17/2018	12/17/2028	$0.00
149	Iota Spectrum Partners, LP	WRCR788	107 - Minneapolis- St Paul MN-WI-IA	244,770	12/17/2018	12/17/2028	$0.00
150	Iota Spectrum Partners, LP	WRCR802	127 - Dallas-Fort Worth TX-AR-OK	5,884,703	12/17/2018	12/17/2028	$0.00
151	Iota Spectrum Partners, LP	WRCR806	10 - NYC	1,333,167	12/17/2018	12/17/2028	$0.00
152	Iota Spectrum Partners, LP	WRCR810	203 - Tyler TX	355,868	12/17/2018	12/17/2028	$0.00
153	Iota Spectrum Partners, LP	WRCR811	165 - Redding	180,826	12/17/2018	12/17/2028	$0.00
154	Iota Spectrum Partners, LP	WRCR812	95 - Jonesboro	77,828	12/17/2018	12/17/2028	$0.00
155	Iota Spectrum Partners, LP	WRCR813	92 - Fayetteville	263,687	12/17/2018	12/17/2028	$0.00
156	Iota Spectrum Partners, LP	WRCR815	91 - Fort Smith	178,051	12/17/2018	12/17/2028	$0.00
157	Iota Spectrum Partners, LP	WRCR818	89 - Monroe LA	84,604	12/17/2018	12/17/2028	$0.00
158	Iota Spectrum Partners, LP	WRCR819	88 - Shreveport	295,880	12/17/2018	12/17/2028	$0.00
159	Iota Spectrum Partners, LP	WRCR821	76 - Greenville	53,718	12/17/2018	12/17/2028	$0.00
160	Iota Spectrum Partners, LP	WRCR825	45 - Johnson City	91,395	12/17/2018	12/17/2028	$0.00
161	Iota Spectrum Partners, LP	WRCR830	32 - Fort Myers	47,014	12/17/2018	12/17/2028	$0.00
162	Iota Spectrum Partners, LP	WRCR971	25 - Wilmington	210,995	12/17/2018	12/17/2028	$0.00
163	Iota Spectrum Partners, LP	WRCR972	71 - Nashville	856,889	12/17/2018	12/17/2028	$0.00
164	Iota Spectrum Partners, LP	WRCR973	22 - Fayetteville	28,595	12/17/2018	12/17/2028	$0.00
165	Iota Spectrum Partners, LP	WRCR974	14 - Salisbury	104,839	12/17/2018	12/17/2028	$0.00
166	Iota Spectrum Partners, LP	WRCS400	94 - Springfield MO	789,945	12/20/2018	12/20/2028	$0.00
167	Iota Spectrum Partners, LP	WRCS401	69 - Evansville	878,433	12/20/2018	12/20/2028	$0.00
168	Iota Spectrum Partners, LP	WRCS405	26 - Charleston	597,974	12/20/2018	12/20/2028	$0.00
169	Iota Spectrum Partners, LP	WRCS411	17 - Roanoke	882,328	12/20/2018	12/20/2028	$0.00

170	Iota Spectrum Partners, LP	WRCS415	44 - Knoxville	387,142	12/20/2018	12/20/2028	$0.00
171	Iota Spectrum Partners, LP	WRCT920	15 - Richmond-Petersburg VA	1,301,238	1/30/2019	1/30/2029	$0.00
172	Iota Spectrum Partners, LP	WRCU482	166 - Eugene	644,489	2/1/2019	2/1/2029	$0.00
173	Iota Spectrum Partners, LP	WRCU993	38 - Macon, GA	168,886	2/5/2019	2/5/2029	$0.00
174	Iota Spectrum Partners, LP	WRCU997	37 - Albany, GA	99,241	2/5/2019	2/5/2029	$0.00
175	Iota Spectrum Partners, LP	WRCV206	36 - Dothan	71,679	2/5/2019	2/5/2029	$0.00
176	Iota Spectrum Partners, LP	WRCV210	35 - Tallahassee FL-GA	320,657	2/5/2019	2/5/2029	$0.00
177	Iota Spectrum Partners, LP	WRCV212	28 - Savannah GA-SC	79,606	2/5/2019	2/5/2029	$0.00
178	Iota Spectrum Partners, LP	WRCV601	27 - Augusta-Aiken, GA-SC	131,736	2/7/2019	2/7/2029	$0.00
179	Iota Spectrum Partners, LP	WRCV625	74 - Huntsville AL-TN	165,811	2/7/2019	2/7/2029	$0.00
180	Iota Spectrum Partners, LP	WRCV636	43 - Chattanooga, TN-GA	159,431	2/7/2019	2/7/2029	$0.00
181	Iota Spectrum Partners, LP	WRCV638	39 - Columbus, GA-AL	106,502	2/7/2019	2/7/2029	$0.00
182	Iota Spectrum Partners, LP	WRCV641	82 - Biloxi MS	61,660	2/7/2019	2/7/2029	$0.00
183	Iota Spectrum Partners, LP	WRCY538	151 - Reno	747,176	2/26/2019	2/26/2029	$0.00
184	Iota Spectrum Partners, LP	WRDG220	1 - Bangor, ME	135,942	4/22/2019	4/22/2029	$0.00